CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to us under “Financial Highlights” in the Prospectus dated July 28, 2010 as revised August 10, 2010 of Invesco Global Dividend Growth Securities Fund, which is incorporated by reference into the Joint Proxy Statement/Prospectus included in the Registration Statement on Form N-14 of AIM Funds Group (Invesco Funds Group) (the “Registration Statement”).
We consent to the incorporation by reference in the Statement of Additional Information included in the Registration Statement of our report dated May 26, 2010, relating to the financial statements and financial highlights of the Morgan Stanley Global Dividend Growth Securities for the year ended March 31, 2010. We also consent to the incorporation by reference of such report in the Statement of Additional Information dated November 10, 2010, for AIM Investment Funds (Invesco Investment Funds), which is incorporated by reference into the Statement of Additional Information included in the Registration Statement.
/s/ Deloitte & Touche LLP
New York, New York
November 17, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Prospectus of Invesco Van Kampen Global Equity Allocation Fund and Invesco Van Kampen Global Franchise Fund (the “Funds”) dated October 29, 2010, which Prospectuses are in turn incorporated by reference in the Proxy Statement/Prospectus Form N-14 (the “Registration Statement”) of AIM Funds Group (Invesco Funds Group) (the “Registrant”), of our reports dated August 21, 2009, relating to the financial statements and financial highlights of the Funds for the year ended June 30, 2009.
We also consent to the incorporation by reference of our reports dated August 21, 2009, relating to the financial statements and financial highlights of the Van Kampen Global Franchise Fund and the Van Kampen Global Equity Allocation Fund for the year ended June 30, 2009 that is incorporated by reference into (i) the statement of additional information included in the Registration Statement of the Registrant and (ii) the Statement of Additional Information dated November 10, 2010 of the Registrant, which in turn is incorporated by reference into the statement of additional information included in the Registration Statement of the Registrant.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
November 17, 2010